SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.



                             FORM 8-K

                         CURRENT REPORT

                  Securities Exchange Act of 1934



Date of Report (date of earliest event reported):
October 16, 1997


Computervision Corporation
(Exact name of registrant as specified in charter)

     Delaware           1-7760/0-20290      04-2491912
----------------        --------------     --------------
(State or other          (Commission       IRS Employer
jurisdiction             File Numbers)     Identification
of incorporation)                          Number)


100 Crosby Drive, Bedford, MA  01730
(Address of principal executive offices)


(617) 275-1800
(Registrant's telephone number, including area code)


(Former name or former address, if changed since last report)

Item 5.  Other Events
---------------------

     On October 16, 1997, Computervision Corporation issued a press release announcing a credit arrangement with Foothill
Capital Corporation and preliminary third quarter revenues (see copy of press release attached).

Item 7.  Financial Statements and Exhibits
------------------------------------------

(a)  Financial Statements of business acquired:

         Not applicable

(b)  Pro Forma financial information

         Not applicable

(c)  Exhibits:

         (99) (a) Press Release dated October 16, 1997

                            SIGNATURE



     Pursuant to the requirements of the Securities and Exchange
Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                               Computervision Corporation
                               (Registrant)


                               By /S/ Anthony N. Fiore, Jr.
                                 Anthony N. Fiore, Jr.
                                 Vice President, Business
                                 Operations and General Counsel

                               Date:  October 21, 1997

                        EXHIBIT INDEX
                        -------------

Exhibit No.                                        Page. No.
------------------------------------------------------------

(99) (a) Press Release dated October 16, 1997        6-7

FOR IMMEDIATE RELEASE


For Further Information:
Gene Bullis
Computervision Corporation
(781) 275-1800, ext. 6241
ebullis@msgate.cv.com


FOR IMMEDIATE RELEASE

         Computervision Announces Credit Arrangement and
                Preliminary Third Quarter Revenues

BEDFORD, Mass., October 16, 1997 -- Computervision Corporation (NYSE:CVN) today announced that it has closed a $14.5 million bridge credit facility with Foothill Capital Corporation, a subsidiary of Norwest Corporation. A portion of the credit facility was used to repay an existing $8.5 million bridge loan from M.D. Sass Corporate Resurgence Partners, L.P. The facility is secured by Computervision's assets and matures in 30 days.

The Company reported that this bridge facility is part of a $47.5 million credit facility currently being discussed by Foothill and the Company. While Foothill has not made a firm commitment for the full credit facility, and the facility is subject to Foothill's credit committee approval and to execution of a definitive credit agreement, the Company believes that the conditions to consummation of the credit facility can be satisfied and that the credit line will be obtained.

Computervision also announced that it estimated software revenue of $42.2 million for the third quarter ended September 30, 1997, compared to software revenue of $81.8 million for the third quarter of 1996 and software revenue of $51.6 million for the second quarter of 1997. The full operating results for the quarter will be announced on October 23, 1997.

Computervision Corporation Background
-------------------------------------
Computervision Corporation is the leading international supplier of Electronic Product Definition(TM) (EPD(TM)) solutions. EPD is Computervision's product and process response to the customer need to concurrently create, manage, share and reuse electronic product information in a collaborative environment throughout a product's life cycle and across a distributed value chain. Computervision is headquartered in Bedford, Massachusetts.

Except for the historical information contained herein, matters discussed in this news release may constitute forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those projected. These include the time period required to finalize the credit facility as well as risks and uncertainties that are detailed from time to time in reports filed by Computervision with the Securities and Exchange Commission, including the Company's most recent reports on Form 10-K and 10-Q.

Computervision and the Computervision logo are registered trademarks of Computervision Corporation. Electronic Product
Definition and EPD are trademarks of Computervision Corporation.
All other trademarks are trademarks of their respective owners.

A copy of this release plus financial, product and other company information is available by dialing 1-800-546-4616. Any questions concerning the service should be directed to Investor Relations at Computervision Corporation at 781/275-1800. For more on
Computervision, please call (781) 275-1800 or visit the Computervision web site at http://www.cv.com.